Sheldon G. Adelson
                            c/o Las Vegas Sands, Inc.
                         3355 Las Vegas Boulevard South
                             Las Vegas, Nevada 89109

                                                         As of November 14, 1997

Grand Canal Shops Mall, LLC
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109

Attention:  David Friedman

               Re: Loan to Grand Canal Shops Mall, LLC secured by among
                   other things, a Deed of Trust on the Shopping Mall to be known as "Grand Canal Shops" and located on the site of the former Sands Hotel and Casino, Las Vegas, Nevada

Ladies/Gentlemen:

            This letter shall constitute the commitment of Sheldon G. Adelson to cause a Subsidiary (as defined in the Senior Loan Commitment (as hereinafter defined)) (such Subsidiary, the "Lender") to make a mortgage loan (the "Loan") to Grand Canal Shops Mall, LLC, a Delaware limited liability company (the "Borrower") on the terms and conditions set forth in Exhibit A annexed hereto. The Loan shall be made simultaneously with the making of the loan which is the subject of the Senior Loan Commitment (the "Senior Loan") or the making of a replacement take-out loan ("Replacement Senior Take-Out Loan") as contemplated by paragraph 1 of that certain Tri-Party Agreement of even date herewith among Goldman Sachs Mortgage Company (the "Senior Lender"), GMAC Commercial Mortgage Corporation (the "Construction Lender"), the Borrower, Venetian Casino Resort,

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LLC, Las Vegas Sands, Inc., Grand Canal Shops Mall Construction, LLC and the
undersigned (the "Tri-Party Agreement"). Capitalized terms used herein and in Exhibit A and not otherwise defined shall have the respective meanings given such terms in that certain loan commitment of even date herewith being given by Senior Lender to Borrower and the undersigned (the "Senior Loan Commitment"), pursuant to which Senior Lender is agreeing, on the terms and conditions set forth in the Senior Loan Commitment, to make a loan to the Borrower in the maximum principal amount of $105,000,000.

            This commitment shall inure solely to the benefit of the Borrower and shall not inure to the benefit of, or be enforceable by, any other person or entity.


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                              Borrower's Acceptance

            The Borrower hereby accepts this commitment as of the date indicated below.

GRAND CANAL SHOPS MALL, LLC

By: Grand Canal Shops Mall Holding Company, LLC,
    its managing member

    By: Mall Intermediate Holding Company, LLC,
        its managing member

        By: Venetian Casino Resort, LLC,
            its managing member

            By: Las Vegas Sands, Inc.,
                its managing member

                By: /s/ David Friedman
                    ------------------
                    Name:  David Friedman
                    Title: Secretary

Date:    November 14, 1997


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                                    Exhibit A

1 Loan Amount: Lesser of (a) $35,000,000 and (b) the greater of (i) the outstanding principal balance of the Substitute Tranche B Loan (as defined in the GMAC Credit Agreement), if any, on the closing date of the Loan, plus accrued and unpaid interest thereon for the final interest accrued period that is not yet delinquent, and (ii) the principal amount of the Tranche B Component (as defined in the GMAC Credit Agreement) of the Construction Loan that is outstanding on such closing date plus accrued and unpaid interest thereon for the final interest accrual period that is not then delinquent.

2     Loan Purpose: The financing of a portion of the Purchase Price.

3 Security: The Collateral. Liens will be subordinate to those securing the Senior Loan and, if the Mezzanine Loan is outstanding, the liens securing the Mezzanine Loan.

4 Term: 5 years, with a right on the part of the Borrower to extend for an additional three years.

5     Interest Rate: The greater of (i) the interest rate on the Senior Loan and
      (ii) an arms-length interest rate.

6 Payments on Loan: Prior to maturity: interest only, payable monthly in arrears, with right to prepay principal in whole or in part at any time without

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      penalty or premium, all subject, however, to the requirements of the loan documents to be entered into pursuant to the Senior Loan Commitment, as the same may be amended (the "Senior Loan Documents"). Interest not permitted under the Senior Loan Documents to be paid on a current basis shall accrue and compound monthly. All outstanding principal, and all accrued and unpaid interest, to be due and payable at maturity.

7 Subordination and Transfer Provisions. Loan to be subordinate to the Senior Loan and the Mezzanine Loan, if any.

8 Other Requirements. Loan documents for Loan shall otherwise be on arms-length terms, but shall in any event comply with the applicable requirements of the Senior Loan Documents.


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If this commitment is acceptable to you, please sign at the space provided below in the enclosed duplicate hereof, and deliver the same to the undersigned.


                                                  /s/ Sheldon G. Adelson
                                                  ----------------------
                                                      SHELDON G. ADELSON